EXHIBIT 10.2

                                LIMITED GUARANTY

     THIS LIMITED GUARANTY (this "Guaranty") is made as of the 1st day of October, 1996, by ATWOOD OCEANICS, INC., a Texas corporation (the "Guarantor"), in favor of THE CHASE MANHATTAN BANK, as agent ("Agent") for the Banks parties to the Loan Agreement described below.

                                    RECITALS

     A. Atwood Deep Seas, Ltd., a Texas limited partnership (the "Borrower"), has asked the Banks for certain waivers and consents concerning that certain Term Loan (the "Loan") described in and to be made pursuant to the terms and conditions of the Second Amended and Restated Master Loan Restructuring Agreement, dated March 31, 1995 as amended by the First Amendment thereto dated as of November 28, 1995 (as further amended, substituted and restated from time to time, the "Loan Agreement").

     B. The Guarantor has requested the Banks to grant the waivers and consents concerning the Loan to the Borrower pursuant to the Loan Agreement and that certain Limited Waiver and Consent ("Limited Waiver") dated of even date herewith.

     C. It is a condition precedent, among others, to the Banks' consideration of the Borrower's request for the waivers and consents regarding the Loan set forth in that certain Limited Waiver that the Guarantor enter into this Guaranty in order to guarantee the full and prompt payment and performance by the Borrower of the Obligations (as defined below).

     D. All capitalized terms that are used, but are not otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     E. In granting the waivers and consents set forth in the Limited Waiver, each Bank is relying upon the agreements of the Guarantor, as set forth in this Guaranty.

     NOW THEREFORE, in consideration of the Banks' agreement to execute the Limited Waiver and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor agrees with Agent as follows:

          1. Unconditional Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to Agent for the ratable benefit of the Banks and their respective successors and assigns the following:

               (a) The due and punctual repayment, whether at stated maturity, by acceleration or otherwise) in full (and not merely the collection) of (1) the sum of the principal payments due to each Bank under Section 3.1 of the Loan Agreement (as modified by the Limited Waiver and Consent thereto dated the date hereof) during the period commencing October 1, 1996 and ending December 31, 1997 pursuant to each of the
                    Borrower's Term Notes and the interest thereon, ("1997 Principal") and (2) any other obligations of Borrower to the Banks, or any of them, under the Restructuring Documents, to pay the 1997 Principal including, without limitation, late charges, penalties, enforcement costs, indemnification obligations and attorneys' fees specifically relating to the payment or collection of the 1997 Principal (collectively, the "Obligations"); in each case when due and payable, whether on demand, on any installment payment date or at the stated or accelerated maturity.

         2.   Primary Liability.

               (a) The obligations and liabilities of the Guarantor under this Guaranty are primary, direct, absolute, unlimited, continuing, irrevocable and immediate and not conditional or contingent upon the pursuit by Agent or any Bank of any rights or remedies it may have against the Borrower or any person or entity

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                    otherthan the Borrower who may now or at any time  hereafter be primarily or secondarily liable for any or all of the Obligations, including, without limitation, any other maker, endorser, surety, or guarantor of all or a portion of the Obligations or any person or entity who is now or hereafter a party to any of the Restructuring Documents (collectively, the "Obligors").

               (b) Without limiting the generality of the foregoing, neither Agent nor any Bank shall not be required to make any demand on Borrower or the Obligors, sell at foreclosure or otherwise pursue or exhaust its remedies against any collateral or other security (or any part thereof) now or hereafter pledged, assigned or granted to secure the Obligations, before, simultaneously with or after enforcing its rights and remedies hereunder against the Guarantor.

               (c) The obligations and liabilities of the Guarantor hereunder and under the other Restructuring Documents shall not be subject to any counterclaim, recoupment, set-off, reduction, or defense based upon any claim that the Guarantor may have against Agent, any Bank, Borrower or any of the Obligors, are independent of any other guaranty at any time in effect with respect to the Obligations, and may be enforced regardless of the existence of any other guaranty.

               (d) Any one or more successive and/or concurrent actions may be brought hereunder against the Guarantor either in the same action, if any, brought against Borrower or any of the Obligors, or in separate actions, as often as Agent or the Banks may deem advisable.

               (e) Agent and any Bank may, without notice to or consent of the Guarantor or any other Obligor and with or without consideration, release, compromise, settle with and proceed against any Obligor and any security and collateral given by such Obligor without affecting in any way the obligations and liabilities of the Guarantor hereunder or under any of the Restructuring Documents.

     3. Indulgences. The Guarantor expressly agrees that Agent and each Bank may, in its sole and absolute discretion, at any time and from time to time, without notice to or further assent of the Guarantor and with or without consideration, and without in any way releasing, modifying, waiving, affecting or impairing any of the obligations and liabilities of the Guarantor hereunder:

          (a) waive compliance with, or any defaults under, or grant any other indulgences with respect to, the Term Note or any of the other Restructuring Documents (including, but not limited to, any payment terms thereof);

          (b) amend, substitute, extend, renew or modify any provision of the Term Note or the other Restructuring Documents;

          (c) effect any release, compromise or settlement in connection with the Restructuring Documents;

          (d) agree to the sale, substitution, exchange, release or other disposition of all or any part of any collateral for the Obligations and apply such collateral, and direct the order or manner of sale thereof;

          (e) make advances for the purpose of performing any term or covenant contained in the Restructuring Documents with respect to which the Borrower or any other party shall be in default;

          (f) assign or otherwise transfer this Guaranty or any of the other Restructuring Documents or any interest herein or therein;

          (g) fail, omit, lack diligence, or delay to enforce, assert, or exercise any right, power, privilege, or remedy conferred upon Agent or any Bank under the provisions of any of the Restructuring Documents or under applicable law; and

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                                                      PAGE 3


          (h) deal in all respects with Borrower or any Obligor as if this Guaranty were not in effect.

     4.   Waiver. The Guarantor hereby expressly waives:

          (a) presentment, protest and demand, notice of acceleration, notice of protest, notice of demand, notice of dishonor, notice of non-payment and notice of acceptance with respect to the Term Note, the Obligations and this Guaranty;

          (b) notice of the execution and delivery of the Restructuring Documents, the making of the Loan or of the creation of any of the Obligations;

          (c) notice of any default or Event of Default under this Guaranty or any of the other Restructuring Documents and of all indulgences;

          (d) demand for the observance, performance or enforcement of any term or provision of this Guaranty or any of the other Restructuring Documents;


          (e) all other notices and demands otherwise required by law that the Guarantor may lawfully waive. The Guarantor waives any defense arising by reason of any disability or other defense of Borrower, any lack of authority of Borrower with respect to the Restructuring Documents, the illegality, invalidity, or lack of enforceability of the Restructuring Documents from any cause whatsoever, the failure of Agent or any Bank to perfect or maintain perfection of any interest in any security given to secure the Obligations, or the cessation from any cause whatsoever of the liability of the Borrower (except for the defense that the Borrower has duly performed in accordance with the Restructuring Documents). The Guarantor specifically agrees that the misuse or misapplication of any of the proceeds of the Loan by the Borrower or any other person or entity shall not affect, lessen, impair or release the Guarantor from its obligations and liabilities hereunder.

     5. Subordination: Subrogation. Any liability, indebtedness or obligation of Borrower to the Guarantor or of any Obligor to the Guarantor of every kind or nature, whether now existing or hereafter created, due or to become due, direct or contingent, is hereby subordinated in all respects to the payment of the Obligations to Agent and the Banks. The Guarantor agrees not to accept or receive any payment with respect to any such liability, indebtedness or obligation until the payment and performance in full of all of the Obligations. Until payment in full of the Obligations, the Guarantor hereby irrevocably waives:

          (a) all rights the Guarantor may have at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement from Borrower or any Obligor.

          (b) any right to enforce any remedy that Agent or any Bank now has or may hereafter have against Borrower or any Obligor; and

          (c) the benefit of, and any right to participate in, any security for the Obligations now or hereafter held by Agent or any Bank

     6. Representations and Warranties. The Guarantor hereby represents and warrants to Agent that:

          (a) The Guarantor is a corporation, duly organized and validly existing in good standing under the laws of the State of Texas and has the requisite power and authority (A) to carry on its business as presently conducted, (B) to enter into and perform its obligations under each Restructuring Document to which the Guarantor is a party, and (C) to guarantee the Loan.


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          (b)  The execution,  delivery and performance by the Guarantor of each of the Restructuring Documents to which the Guarantor is a party, have been duly authorized by all necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its articles of incorporation or by-laws, and will not violate any provision of law or of any order of any court or Governmental Authority or constitute (with or without notice or lapse of time or both) a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any of the properties or assets of the Guarantor pursuant to, any agreement, indenture or other instrument to which the Guarantor is a party or by which the Guarantor may be bound; each Restructuring Document has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding agreement or instrument of the Guarantor, enforceable against the Guarantor in accordance with the respective terms thereof. The enforceability of the Restructuring Documents, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors and to general equity principles.

          (c) There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened before any court, arbitrator or Governmental Authority (A) under the Environmental Laws, (B) that would prevent the execution or delivery of the Restructuring Documents, or (C) that, either individually or in the aggregate, might materially affect the Vessels, the financial condition or operations of the Guarantor, the authority of the Guarantor to enter into and perform this Guaranty and the other Restructuring Documents, or the ability of the Guarantor to pay the Obligations in full.

          (d) Guarantor represents and warrants that the representations and warranties of Borrower made in the Loan Agreement are true and accurate in each and every respect.

     7. Affirmative Covenants. Until payment in full and the performance of all of the Obligations, the Guarantor shall comply with each of the covenants set forth in the Loan Agreement as if it were a Borrower thereunder.

     8. Event of Default. The occurrence of any one or more of the following events shall be "Events of Default" hereunder:

     8.1 Failure to Pay. The Guarantor shall fail to perform or observe any of its obligations under Section 1 of this Guaranty.

     8.2 Failure to Perform. The Guarantor shall fail to perform or observe any covenant, condition or agreement (other than those set forth in Section 1 of this Guaranty) to be performed or observed by it hereunder or under any of the other Restructuring Documents, which failure shall continue unremedied after written notice thereof from Agent.

     8.3 Breach of Representations and Warranties. Any certificate, statement, representation, warranty or audit contained herein or heretofore or hereafter furnished with respect to this Guaranty or any of the other Restructuring Documents by or on behalf of the Guarantor proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or omits any substantial contingent or unliquidated liability or claim against the Guarantor.

     8.4 Event of Default Under Other Restructuring Documents. A default or an Event of Default (as defined therein) occurs under any of the other Restructuring Documents.

     8.5. Bankruptcy. Any of the following events shall occur:

          (i) The Guarantor commences a voluntary case under Title 11 of the United States Code as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or

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          (ii) An involuntary case is commenced  against the Guarantor under the
               Bankruptcy Code and relief is ordered against the Guarantor or the petition is controverted but is not dismissed or stayed within sixty (60) days after the commencement of the case; or

          (iii)A custodian (as defined in the Bankruptcy Code) or a similar official is appointed for, or takes charge of, all or substantially all of the property of the Guarantor and such appointment is not terminated within sixty (60) days; or

          (iv) The Guarantor commences any other proceeding under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency, liquidation or similar law of any jurisdiction relating to the Guarantor (whether now or hereafter in effect), or there is commenced against the Guarantor any such proceeding that remains undismissed or unstayed for a period of sixty (60) days; or the Guarantor is adjudicated insolvent or bankrupt; or the Guarantor fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding, or any order of relief or other order approving any such case or proceeding is entered; or

          (v) The Guarantor, by any act or failure to act, indicates its consent to, approval of or acquiescence in any such case or proceeding or in the appointment of any custodian of or for it or any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of ninety (90) days; or

          (vi) The Guarantor makes a general assignment for the benefit of creditors; or

          (vii)Any corporate action is taken by the Guarantor for the purpose of effecting any of the foregoing.

     8.6 Reorganization: Attachment. An order, judgment or decree shall be entered, without the application, approval or consent of the Guarantor, by any court of competent jurisdiction, approving a petition seeking reorganization of the Guarantor or seizure or attachment of all or a substantial part of the Guarantor's assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) consecutive days.

     8.7 Judgments. Judgments or orders for the payment of monies in excess of USD 500,000 in aggregate shall be rendered against the Guarantor and such judgments or orders shall continue unsatisfied, unstayed or unbonded for a period of thirty (30) days.

     8.8 Cross Default. The Guarantor, any other guarantor of the Loan or any affiliate of the Guarantor, shall be in default under any direct, indirect or contingent material obligation or indebtedness now or hereafter existing in favor any Bank or any other person or entity. For purposes hereof, an "affiliate" of the Guarantor shall mean any person or entity which controls, is controlled by or is under common control with the Guarantor.

     8.9 Anticipatory Repudiation. The Guarantor engages in a course of action or dealing that causes Agent reasonably to believe that there is an anticipatory repudiation of the Guarantor's obligations under this Guaranty.

     8.10 Termination of Guarantor. The corporate existence of the Guarantor is terminated and its obligations hereunder are not assumed by a successor in interest reasonably satisfactory to Agent.

     9.   Rights  and  Remedies.  Upon the  occurrence  of an  Event of  Default
          (whether or not declared to be such by Agent or the required Banks), and in every such event and at any time thereafter, Agent may (but shall

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          not be obligated  to) do any one or more of the  following at the sole cost and expense of the Guarantor, all of which are hereby authorized by the Guarantor:

          (a) Declare the Obligations (whether then due or not) to be immediately due and payable by the Guarantor, and the Guarantor shall on demand pay the same to Agent for the ratable benefit of the Banks in immediately available funds;

          (b) Sue for and recover all liquidated damages, accelerated payments and/or other sums otherwise recoverable from Borrower under the Restructuring Documents (whether then due or not);

          (c) Sue for and recover all damages then or thereafter incurred by Agent and each Bank as a result of such Event of Default; and/or

          (d)  Seek  specific   performance  of  the   Guarantor's   obligations
               hereunder and under the other Restructuring Documents.

     10. Expenses. The Guarantor shall be liable for, and shall pay to Agent and each Bank upon demand, all expenses incurred by or on behalf of Agent and each Bank by reason of any Event of Default or the exercise by Agent or any Bank of its rights or remedies hereunder and under any of the other Restructuring Documents, including, but not limited to, attorneys' fees and expenses.

     11. Continuing Guaranty. This Guaranty is a continuing one and shall terminate only upon payment in full of the Obligations and the performance of all of the terms, covenants and conditions of the Restructuring Documents, and satisfaction by the Guarantor of all of his obligations hereunder. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Obligations is rescinded, avoided, reduced or must otherwise be restored or returned by Agent or any Bank upon the insolvency, Bankruptcy, receivership, dissolution, liquidation or reorganization of any of the Borrower, the Guarantor or the Obligors, or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, any of the Borrower, the Guarantor or the Obligors or any of their respective property, or otherwise, all as though such payment had not been made and irrespective of whether such payment is returned to the party who originally made it or to some other party.

     12.  Notice.  All  notices,  requests  and  demands  shall  be  in  writing
          (including  telecopier   transmission)  given  to  or  made  upon  the
          respective parties hereto as follows:

         In the case of the Guarantor:
         Atwood Oceanics, Inc.
         15835 Park Ten Place Drive
         Houston, Texas 77084
         Attention: Senior Vice President
         Telecopier: (713) 492-0345

         In the case of Agent:

         The Chase Manhattan Bank
         270 Park Avenue
         New York, New York 10017
         Attention: Charles O. Freedgood
         Telecopier: (212) 661-8396

         or in such other manner an any party hereto shall designate by written notice to the other parties hereto. All such notices shall be effective upon delivery or three (3) days after being deposited in the United States mail with

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         postage prepaid certified, return  receipt  requested  in  a  correctly addressed wrapper, or upon receipt if delivered to Federal Express or similar courier company or transmitted by telefax during normal business hours, except that all notices, requests and demands to Agent shall not be effective until received by Agent.

     13. Cumulative Remedies: Waiver of Rights. Each right, power and remedy of Agent and the Banks as provided for in this Guaranty or in any of the other Restructuring Documents or now or hereafter existing at law, in equity or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Guaranty, in the other Restructuring Documents or now or hereafter existing at law, in equity or otherwise. The exercise or beginning of the exercise by Agent or any Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Agent or any Bank of any or all such other rights, powers or remedies. No delay or omission by Agent or any Bank in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by Agent or any Bank unless in writing and duly signed by Agent and such Bank. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of Agent or any Bank.

     14. Severability. In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal or unenforceable.

     15. Survival of Terms. All covenants, agreements, representations and warranties made by the Guarantor herein, in the Restructuring
          Documents or in any other certificates, instruments or documents delivered pursuant hereto shall survive the making by the Banks of the Term Loans and the execution and delivery of the Term Notes, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid.

     16. Entire Agreement: Modification. This Guaranty, together with the other Restructuring Documents, constitute the final and entire agreement and understanding of the parties, and any term, condition, covenant or agreement not contained herein or therein is not a part of the agreement and understanding of the parties. Neither this Guaranty, nor any term, condition, covenant or agreement hereof, may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     17. Construction. Whenever used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders. The headings in this Guaranty are for convenience only and shall not limit or otherwise affect any of the terms hereof.

     18. Applicable Law and Jurisdiction. (a) THIS GUARANTY AND THE RESTRUCTURING DOCUMENTS (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS RULES THEREOF. ANY LEGAL ACTION OR PROCEEDING AGAINST THE GUARANTOR WITH RESPECT TO THIS GUARANTY OR ANY
          RESTRUCTURING DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, THE U.S. FEDERAL COURTS IN SUCH STATE, SITTING IN THE COUNTY OF NEW YORK, OR IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH ACTION OR PROCEEDING MAY BE PROPERLY BROUGHT, AND THE GUARANTOR HEREBY IRREVOCABLY ACCEPTS THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY ACTION OR PROCEEDING. The Guarantor further irrevocably consents to the service of process out of said courts by the mailing thereof by Agent by U.S. registered or certified mail postage prepaid to the party to be served at its address designated in

          Section 12 hereof. The Guarantor agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of Agent or the Banks to serve legal process in any other manner permitted by law or affect the right of Agent or the Banks to bring any action or proceeding against the Guarantor or its properties in the courts of any other jurisdiction. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to either itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other Restructuring Documents..

          (b) THE AGENT, EACH BANK AND THE GUARANTOR HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER RESTRUCTURING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     19. Assignment. The Agent and each Bank may, without notice to or consent of the Guarantor, sell, assign or transfer to any one or more persons or entities, all or any part of the Obligations or all or any part of the Restructuring Documents and each such assignee or transferee shall have the right to enforce the Obligations and such Restructuring Documents as fully as the transferor, provided that such transferor shall continue to have the unimpaired right to enforce the provisions of the Restructuring Documents and the Obligations that it has not sold, assigned or transferred. Additionally, each Bank may sell or grant to any other one or more persons or entities participation in all or any part of the Obligations or all or any part of the Restructuring Documents. In connection with and prior to and after any such sale, transfer, assignment or participation, and each selling Bank may disclose and furnish to any prospective or actual purchaser, transferee, assignee or participant, any and all reports, financial statements and other information obtained by Agent or such Bank at any time and from time to time in connection with the Term Loans, the Obligations, the Restructuring Documents or otherwise. The Guarantor shall fully cooperate with Agent and each selling Bank in connection with any such assignment and shall execute and deliver such consents and acceptances to any such assignment necessary or desirable, in Agent's sole discretion, to effect any such assignment.

     IN WITNESS WHEREOF, the Guarantor has caused this Limited Guaranty to be duly executed as of the date first above written.


                                                       ATWOOD OCEANICS, INC.



                                                       By: /s/ James M. Holland
                                                       James M. Holland
                                                       Senior Vice President